UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                     October 29, 2010

HOMETOWN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

United States	000-52674	02-0783010
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12 Main Street, Walden, New York		12586
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                                                                                     (845) 778-2171

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On October 29, 2010, Hometown Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three and nine months ended September 30, 2010.  The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated October 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOMETOWN BANCORP, INC.

DATE: October 29, 2010	By:/s/ Stephen W. Dederick
Stephen W. Dederick
Senior Vice President and Chief Financial Officer